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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                               Amendment No. 1 to
                                    FORM 8-K




                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       January 18, 2002
                                                 -------------------------------




                                 EntreMed, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


            0-20713                                     58-1959440
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(Commission File Number)                 (I.R.S. Employer Identification No.)




9640 Medical Center Drive, Rockville, MD                    20850
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(Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code:        (301) 217-9858
                                                   -----------------------------


                                (NOT APPLICABLE)
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          (Former name or former address, if changed since last report)


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         Item 7.  Financial Statements, Pro Forma Information and Exhibits

         (a)      Financial statements of business acquired:

                  Not applicable.

         (b)      Pro forma financial information:

                           Not applicable.

          (c) Exhibits

                  99.1 License Agreement by and between Allergan Sales, Inc. and EntreMed, Inc., effective January 18, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ENTREMED, INC.




Date: March 11, 2002                           By: /s/ Dane R. Saglio
                                                   ------------------
                                                   Dane R. Saglio
                                                   Chief Accounting Officer